UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)      December 29, 2009

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AMN Healthcare Services, Inc.
(Exact name of registrant as specified in its charter) ___________
Delaware
(State or other jurisdiction of incorporation or organization)
001-16753	06-1500476
(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

(866) 871-8519
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

As previously disclosed, on December 23, 2009, AMN Healthcare Services, Inc. (the “Company”) entered into a Credit Agreement (the “New Credit Agreement”) by and among the Company, AMN Healthcare, Inc., as borrower (the “Borrower”), certain subsidiaries of the Borrower from time to time party thereto as guarantors, the several lenders from time to time party thereto as lenders (the “Lenders”) and Bank of America, N.A. as administrative agent for the Lenders. A copy of the New Credit Agreement is included as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Credit Agreement dated December 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

	By:	/s/ Bary G. Bailey
Bary G. Bailey
Chief Financial Officer
Date: December 29, 2009